UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2020

BYRNA TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-132456	71-1050654
(Commission File Number)	(IRS Employer Identification No.)

100 Burtt Road, Suite 115

Andover, MA 01810

(Address and Zip Code of principal executive offices)

(978) 868-5011

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 7.01.	Regulation FD Disclosure.

On October 30, 2020, Byrna Technologies Inc. issued a press release. Pursuant to Item 7.01 of Form 8-K, a copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01, Item 9.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

This Current Report on Form 8-K and the attached Exhibit 99.1 contain “forward-looking statements” within the meaning of the U.S. and Canadian securities laws, including Private Securities Litigation Reform Act of 1995. All statements, other than statements of current and historical fact, are forward-looking. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “intends”, “anticipates” and “believes” and statements that certain actions, events or results “may”, “could”, “would”, “should”, “might,” “occur” or “be achieved” or “will be taken.” Forward-looking statements include descriptions of currently occurring matters which may continue in the future. Forward-looking statements are not, and cannot be, a guarantee of future results or events. Forward-looking statements are based on, among other things, opinions, assumptions, estimates and analyses that, while considered reasonable by the Company at the date the forward-looking information is provided, inherently are subject to significant risks, uncertainties, contingencies and other factors that may cause actual results and events to be materially different from those expressed or implied.

Any number of risk factors could affect our actual results and cause them to differ materially from those expressed or implied by the forward-looking statements, including, but not limited to: failure to retain quality personnel including but not limited to disruption of the business due to the ongoing pandemic, downturns in the business or economy that affect future staffing and hiring needs, changes in business direction, interruption of the Company’s insurance coverage or employee benefits, a decline in the Company’s stock price, change in political climate or laws and regulations applicable to the business, financial results or other events that raise questions about the Company’s continued growth or prospects, or other factors or events including changes in the regulatory or competitive landscape that could lead to employee or director turnover or negatively affect the Company’s prospects or stock price. The order in which these factors appear should not be construed to indicate their relative importance or priority. We caution that these factors may not be exhaustive, accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results. Stockholders, potential investors and other readers should carefully consider these and other relevant factors, including those risk factors in Part I, Item 1A in our most recent Form 10-K and subsequent filings with the Securities and Exchange Commission (SEC), should understand it is impossible to predict or identify all such factors or risks, should not consider the foregoing list, or the risks identified in our SEC filings, to be a complete discussion of all potential risks or uncertainties, and should not place undue reliance on forward-looking information. The Company assumes no obligation to update or revise any forward-looking information, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated October 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYRNA TECHNOLOGIES INC.
Date: October 30, 2020	By:	/s/ Bryan Ganz
Name: Bryan Ganz Title: Chief Executive Officer